Quarterly Holdings Report
for
Fidelity® SAI Sustainable Emerging Markets Equity Fund
July 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ESP-NPRT3-0923
1.9905640.101
Common Stocks - 91.4%
	Shares	Value ($)
Brazil - 5.4%
Banco BTG Pactual SA unit	1,751	12,594
Banco do Brasil SA	2,407	24,529
Hapvida Participacoes e Investimentos SA (a)(b)	51,577	52,354
Localiza Rent a Car SA	3,024	42,987
Natura & Co. Holding SA	5,703	22,034
Pet Center Comercio e Participacoes SA	8,415	12,457
Raia Drogasil SA	5,393	33,039
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	2,744	6,929
XP, Inc. Class A (a)	925	24,984
TOTAL BRAZIL		231,907
China - 32.5%
Alibaba Group Holding Ltd. (a)	12,130	155,014
Alibaba Group Holding Ltd. sponsored ADR (a)	109	11,135
Baidu, Inc. sponsored ADR (a)	143	22,307
BeiGene Ltd. ADR (a)	89	19,066
BYD Co. Ltd. (H Shares)	971	34,585
China Construction Bank Corp. (H Shares)	108,493	63,236
China Life Insurance Co. Ltd. (H Shares)	18,442	32,160
China Merchants Bank Co. Ltd. (H Shares)	3,851	18,986
China Tourism Group Duty Free Corp. Ltd. (H Shares) (b)	992	15,811
Contemporary Amperex Technology Co. Ltd.	698	23,233
ENN Energy Holdings Ltd.	2,137	25,689
Flat Glass Group Co. Ltd.	9,630	28,585
Haier Smart Home Co. Ltd.	6,148	20,218
JD.com, Inc. sponsored ADR	1,170	48,333
Kunlun Energy Co. Ltd.	3,646	2,969
Kweichow Moutai Co. Ltd. (A Shares)	63	16,587
Li Auto, Inc. ADR (a)	1,190	50,932
Li Ning Co. Ltd.	702	4,231
Meituan Class B (a)(b)	4,260	81,324
NetEase, Inc. ADR	687	74,704
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	657	36,877
PDD Holdings, Inc. ADR (a)	778	69,880
Ping An Insurance Group Co. of China Ltd. (H Shares)	9,276	67,592
Qingdao Port International Co. Ltd. (H Shares) (b)	13,190	6,985
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	848	35,141
Shenzhou International Group Holdings Ltd.	1,473	15,497
Sinotruk Hong Kong Ltd.	22,491	47,065
Sunny Optical Technology Group Co. Ltd.	1,177	11,402
Tencent Holdings Ltd.	5,130	235,781
Trip.com Group Ltd. ADR (a)	1,434	58,851
Wuliangye Yibin Co. Ltd. (A Shares)	775	19,639
Wuxi Biologics (Cayman), Inc. (a)(b)	1,887	10,670
Zijin Mining Group Co. Ltd. (H Shares)	10,089	17,283
TOTAL CHINA		1,381,768
Greece - 0.3%
OPAP SA	678	11,935
Hungary - 0.4%
Richter Gedeon PLC	656	16,548
India - 13.0%
Axis Bank Ltd.	3,716	43,102
Axis Bank Ltd. sponsored GDR (Reg. S)	52	3,042
Bharti Airtel Ltd.	4,324	46,789
HDFC Bank Ltd.	2,281	45,798
HDFC Bank Ltd. sponsored ADR	910	62,135
HDFC Standard Life Insurance Co. Ltd. (b)	3,913	30,777
Hindustan Unilever Ltd.	475	14,791
ICICI Bank Ltd.	3,535	43,087
Infosys Ltd. sponsored ADR	1,376	22,924
Jio Financial Services Ltd. (c)	851	2,710
Larsen & Toubro Ltd.	1,765	57,546
NTPC Ltd.	5,218	13,854
Reliance Industries Ltd.	586	18,165
Reliance Industries Ltd. GDR (b)	1,319	82,438
SRF Ltd.	503	13,276
Tata Consultancy Services Ltd.	255	10,609
Tata Steel Ltd.	8,973	13,437
Ultratech Cement Ltd.	275	27,815
TOTAL INDIA		552,295
Indonesia - 2.7%
PT Bank Central Asia Tbk	64,872	39,254
PT Bank Mandiri (Persero) Tbk	66,217	25,139
PT Bank Rakyat Indonesia (Persero) Tbk	97,638	36,582
PT Telkom Indonesia Persero Tbk	50,547	12,454
TOTAL INDONESIA		113,429
Korea (South) - 12.5%
Db Insurance Co. Ltd.	121	7,150
Hansol Chemical Co. Ltd.	92	14,113
Hyundai Fire & Marine Insurance Co. Ltd.	601	13,476
Hyundai Mipo Dockyard Co. Ltd. (a)	100	7,310
Hyundai Motor Co. Ltd.	354	54,303
JYP Entertainment Corp.	214	22,845
KB Financial Group, Inc.	412	16,462
LG Chemical Ltd.	62	31,444
LG Corp.	140	9,149
LG Innotek Co. Ltd.	112	23,141
NAVER Corp.	200	35,532
Samsung Electronics Co. Ltd.	4,330	236,542
SK Hynix, Inc.	645	62,293
TOTAL KOREA (SOUTH)		533,760
Malaysia - 0.2%
Press Metal Aluminium Holdings	6,549	7,320
Mexico - 4.2%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	587	21,290
Grupo Aeroportuario Norte S.A.B. de CV	2,944	33,194
Grupo Financiero Banorte S.A.B. de CV Series O	7,478	70,877
Wal-Mart de Mexico SA de CV Series V	13,349	55,572
TOTAL MEXICO		180,933
Peru - 0.4%
Credicorp Ltd. (United States)	114	17,904
Saudi Arabia - 1.7%
Al Rajhi Bank	1,533	30,483
Dr Sulaiman Al Habib Medical Services Group Co.	210	16,177
The Saudi National Bank	2,572	26,429
TOTAL SAUDI ARABIA		73,089
Singapore - 0.9%
Sea Ltd. ADR (a)	580	38,582
South Africa - 4.0%
Absa Group Ltd.	2,766	29,301
Bid Corp. Ltd.	890	21,081
Capitec Bank Holdings Ltd.	209	20,959
FirstRand Ltd.	2,058	8,376
Gold Fields Ltd. sponsored ADR	895	13,846
Impala Platinum Holdings Ltd.	2,794	20,181
MTN Group Ltd.	2,210	17,307
Naspers Ltd. Class N	189	37,136
TOTAL SOUTH AFRICA		168,187
Taiwan - 12.5%
Chailease Holding Co. Ltd.	3,151	20,816
E Ink Holdings, Inc.	1,842	13,163
E.SUN Financial Holdings Co. Ltd.	10,936	8,978
eMemory Technology, Inc.	305	17,969
HIWIN Technologies Corp.	3,625	24,293
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	2,426	17,031
International Games Systems Co. Ltd.	1,334	25,972
MediaTek, Inc.	1,694	37,123
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,496	346,623
Unimicron Technology Corp.	3,150	18,458
TOTAL TAIWAN		530,426
Thailand - 0.7%
Bangkok Bank PCL (For. Reg.)	2,976	14,939
CP ALL PCL (For. Reg.)	4,337	8,061
SCB X PCL (For. Reg.)	1,929	6,352
TOTAL THAILAND		29,352
TOTAL COMMON STOCKS (Cost $3,549,810)		3,887,435

Nonconvertible Preferred Stocks - 1.4%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	4,313	15,195
Gerdau SA	900	5,567
Itau Unibanco Holding SA	5,943	35,994

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $49,649)		56,756

Government Obligations - 0.5%
	Principal Amount (d)	Value ($)
United States of America - 0.5%
U.S. Treasury Bills, yield at date of purchase 5.34% 10/26/23 (e) (Cost $19,748)	20,000	19,749

Money Market Funds - 8.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (f) (Cost $340,949)	340,881	340,949

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $3,960,156)	4,304,889
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(53,218)
NET ASSETS - 100.0%	4,251,671

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	4	Sep 2023	210,860	7,624	7,624

The notional amount of futures purchased as a percentage of Net Assets is 5.0%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $280,359 or 6.6% of net assets.

(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,749.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	56,344	1,963,865	1,679,260	7,018	-	-	340,949	0.0%
Total	56,344	1,963,865	1,679,260	7,018	-	-	340,949

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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